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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                ----------------

                                   FORM 8-K/A


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported): February 28, 2003

                                   JPE, Inc.
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             (Exact Name of Registrant as Specified in its Charter)




       Michigan                  0-22580               38-2958730
      -----------------         ----------------      ---------------------
      (State or Other           (Commission           (IRS Employer
      Jurisdiction of           File Number)          Identification No.)
      Incorporation)


                  1030 Doris Road, Auburn Hills, Michigan 48326
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               (Address of principal executive offices) (Zip Code)


       Registrant's telephone number, including area code: (248) 232-1191
                                                          -------------------

                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.
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            (b) Pro Forma Financial Information:

            As discussed in Current Reports on Form 8-K for JPE, Inc. (the "Company") filed on March 4, 2003 and June 27, 2003, the Company sold its two remaining operating subsidiaries, Dayton Parts, Inc. ("DPI") and Plastic Trim, Inc. ("PTI") in two separate transactions in March 2003 and June 2003, respectively. Since the Company did not own any significant assets other than those related to the two operating subsidiaries, these sales constituted a sale of substantially all of the Company's assets under Michigan law. The Company is in the process of winding down its affairs in order to dissolve the Company under the terms and procedures required under the laws of the State of Michigan and the Plan of Dissolution adopted by the Company's shareholders as of June 11, 2003.

            The Company believes a narrative description of the pro forma effects of these transactions may be furnished in lieu of unaudited pro forma consolidated condensed financial statements.

            DPI and PTI were presented as discontinued operations in the Company's Consolidated Balance Sheet at December 31, 2002. Total assets of the Company were $36,914,000 of which assets held for sale for discontinued operations were $33,954,000. Remaining assets of the Company were $2,960,000. Total liabilities of the Company were $37,218,000 of which accrued liabilities for discontinued operations were $11,945,000, debt was $23,357,000 and remaining liabilities were $1,916,000.

            The two subsidiaries were also presented as discontinued operations in the Company's Consolidated Condensed Statement of Operations and Comprehensive Operations for the nine months ended September 30, 2003 per the Company's Quarterly Report on Form 10-Q for such period. The Company's income from continuing operations was $1,194,000 and the loss from discontinued operations was $96,000.



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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                    JPE, Inc.


                                    By:      /s/ Scott K. Koepke
                                         ------------------------------------
                                             Name:  Scott K. Koepke
                                             Title: President


Date:  May 28, 2004


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